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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VISTA GOLD CORP.
(Name of Registrant As Specified In Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VISTA GOLD CORP.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the
Annual General Meeting
to be held on

Monday, May 7, 2007

The attached Notice of Meeting, Management Information and Proxy Circular, and form of proxy and notes thereto for the Meeting are first being sent to shareholders of the Corporation on or about April 5, 2007.

        March 16, 2007

         Dear shareholder:

        It is my pleasure to invite you to attend the annual general meeting of shareholders to be held on Monday, May 7, 2007 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada. If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

        The Notice of Meeting, Management Information and Proxy Circular, and form of proxy and notes thereto for the meeting, together with a reply card for use by shareholders who wish to receive the Corporation's annual and interim financial statements, are enclosed. These documents contain important information and I encourage you to read them carefully.

Yours truly,

Michael B. Richings President and Chief Executive Officer

i

VISTA GOLD CORP.

NOTICE OF MEETING

         NOTICE IS HEREBY GIVEN THAT the 2007 annual general meeting (the "Meeting") of the shareholders of Vista Gold Corp. (the "Corporation") will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Monday, May 7, 2007 at 10:00 a.m., Vancouver time, for the following purposes:

  1.
  to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor's report thereon, for the fiscal year ended December 31, 2006;

  2.
  to elect directors to hold office until the next annual general meeting;

  3.
  to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the Board of Directors through the Audit Committee; and

  4.
  to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

        Accompanying this Notice of Meeting are (i) a Management Information and Proxy Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation's annual and interim financial statements.

        If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Investor Services Inc. at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department, before 4:30 p.m., Toronto time, on Thursday, May 3, 2007, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

        If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

        This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, and the reply card are first being sent to shareholders of the Corporation on or about April 5, 2007.

        DATED at Littleton, Colorado, this 16th day of March, 2007.

BY ORDER OF THE BOARD OF DIRECTORS

Michael B. Richings President and Chief Executive Officer

ii

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	i
NOTICE OF MEETING	ii
MANAGEMENT INFORMATION AND PROXY CIRCULAR
Particulars of Matters to be Acted Upon	1
Information About Proxies	5
Voting by Beneficial Shareholders	6
Securities Entitled to Vote	7
Ownership of the Corporation's Common Shares	8
Quorum	9
Corporate Governance	9
Compensation Committee Report on Executive Compensation	14
Securities Reserved For Issuance Under Equity Compensation Plans	25
Indebtedness of Directors and Senior Officers	26
Director and Officer Liability Insurance	26
Interest of Certain Persons in Material Transactions and Matters to be Acted Upon	26
Review, Approval or Ratification of Transactions with Related Parties	26
Management Contracts	27
Shareholder Proposals	27
Other Matters	27
Dissenters' Rights of Appraisal	27
Section 16(a) Beneficial Ownership Reporting Compliance	28
Additional Information and Availability of Documents	28
Multiple Shareholders Sharing the Same Address	28
Board of Directors Approval	29
Schedule "A"—Audit Committee Charter	A-1

MANAGEMENT INFORMATION AND PROXY CIRCULAR

        This Management Information and Proxy Circular ("Information Circular") is furnished in connection with the solicitation by the management of Vista Gold Corp. (the "Corporation") of proxies to be voted at the annual general meeting (the "Meeting") of the shareholders of the Corporation ("shareholders") to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, on Monday, May 7, 2007 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Meeting.

        It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to shareholders on or about April 5, 2007. Unless otherwise stated, the information contained in this Information Circular is given as at March 16, 2007.

        The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, USA, 80127 and its telephone number is (720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

        Advance notice of the Meeting was published in The Globe and Mail newspaper on March 12, 2007 and in the Whitehorse Star newspaper on March 20, 2007.

        All references to currency in the Information Circular are in United States dollars, unless otherwise indicated.

        Information regarding the proxies solicited by management in connection with the Meeting is set out below under "Information About Proxies".

Particulars of Matters to be Acted Upon

Election of Directors

        The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed, unless their office is earlier vacated in accordance with the Business Corporations Act (Yukon). Management proposes to nominate each of the following five persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the absence of instructions to the contrary, the enclosed form of proxy will be voted for the nominees listed below.

        Information concerning the five nominees, as furnished by them individually, is set forth below.

Name, Residence, Position and Age	Principal Occupation, Business or Employment(1)	Director Since	Number of Shares Held(2)
JOHN M. CLARK(3)(4)(5) Toronto, Ontario, Canada Director Age—51
	Chartered Accountant; President of Investment and Technical Management Corp., a firm engaged in corporate finance and merchant banking, from February 1999 to present; and a director of administrator to Thunder Energy Trust, a director of Marketvision Direct, Inc., a director of Alberta Clipper Energy Inc. and Chief Financial Officer and a director of Polaris Geothermal Inc.	May 18, 2001	45,000(6)

W. DURAND EPPLER(3)(4)(5) Denver, Colorado, USA Director Age—53
	Businessman; Chief Executive Officer and a director of Coal International PLC; a director of Allied Nevada Gold Corp., Augusta Resource Corporation and NEMI Northern Energy and Mining Inc.; President of New World Advisors LLC, a consulting company, from August 2004 to present; and formerly with Newmont Mining Corporation, a gold mining company, 1995 to 2004 as Vice President of Newmont Capital, Ltd., President of Newmont Indonesia, Vice President of Corporate Development and Vice President of Corporate Planning.	October 13, 2004	55,000(6)
C. THOMAS OGRYZLO(3)(4)(5) San Jose, Costa Rica Director Age—67
	Businessman; President, Chief Executive Officer and a director of Polaris Geothermal Inc., a TSX listed renewable energy company, from 2003 to present; President and Chief Executive Officer of Canatec Development Corporation, a resource management company, from January 2000 to 2003; President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation, both gold mining companies, from July 1997 to January 2000; and a director of Tiomin Resources Inc., Baja Mining Corp. and Birim Goldfields Inc.	March 8, 1996	72,500(8)
ROBERT A. QUARTERMAIN VANCOUVER, British Columbia, Canada Director Age—52
	Geologist; President and Chief Executive Officer of Silver Standard Resources Inc., a silver resource company, from January 1985 to present; and a director of Radiant Resources Inc., Minco Silver Corporation and Canplats Resources Corporation.	April 26, 2002	177,465(7)

MICHAEL B. RICHINGS Port Ludlow, Washington, USA Director, President and Chief Executive Officer Age—62
	Currently, the President and Chief Executive Officer of the Corporation; formerly, President and Chief Executive Officer of the Corporation from June 1995 to September 2000; and a director of Allied Nevada Gold Corp. and Zaruma Resources Inc.	May 1, 1995	250,000(6)

(1)
Includes occupations for the five preceding years.

(2)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable ownership total for each person is based on the number of common shares in the capital of the Corporation ("Common Shares") held by such person as of the date of this Information Circular, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular. This does not reflect any adjustment expected to result from the completion of the proposed plan of arrangement involving the Corporation, Allied Nevada Gold Corp. and Carl and Janet Pescio, currently expected to close early in the second quarter of 2007.

(3)
Member of Compensation Committee.

(4)
Member of Audit Committee.

(5)
Member of Corporate Governance Committee.

(6)
Represents Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7)
Includes 102,465 Common Shares of the Corporation and 75,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(8)
Includes 2,500 Common Shares of the Corporation and 70,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

        The information as to the residence, principal occupation and number of Common Shares owned by the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual appointees as of March 5, 2007.

        There are no family relationships among any of the above directors of the Corporation. No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934 (the "Exchange Act") (or which otherwise are required to file periodic reports under the Exchange Act), except for Robert Quartermain, who is a director of Silver Standard Resources Inc. and Canplats Resources Corporation, Michael B. Richings who is a director of Allied Nevada Gold Corp. and W. Durand Eppler who is a director of Allied Nevada Gold Corp. and Augusta Resource Corporation.

        None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person, except that Mr. Quartermain was initially appointed to the Board of Directors as a nominee of the holders of the Corporation's convertible debentures issued as part of the private placement transaction that was completed in February and March, 2002. This nomination related only to Mr. Quartermain's initial appointment as a director. There is no subsequent arrangement or understanding pursuant to which Mr. Quartermain was, or is to be, elected as a director of the Corporation.

        Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2006, is set out below under "Corporate Governance—Committees of the Board of Directors and Meetings".

Appointment of Auditor

        Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Audit Committee of the Board of Directors. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed the auditor of the Corporation on June 28, 1985.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

Fees Paid to Auditor and their Independence from the Corporation

        The Corporation retained PricewaterhouseCoopers LLP to provide services which were billed for the years ended December 31, 2006 and 2005 in the following categories and amounts:

(in Canadian dollars)	2006(5)	2005
Audit Fees(1)	$378,500	$124,000
Audit Related Fees(2)	0	3,000
Tax Fees(3)	158,556	64,086
All Other Fees(4)	0	0
Totals	$537,056	$191,086

(1)
"Audit Fees" represent fees for the audit of the Corporation's consolidated annual financial statements, review of the Corporation's interim financial statements, and review in connection with regulatory financial filings.

(2)
"Audit Related Fees" represent fees for assistance regarding the application of accounting and financial reporting standards.

(3)
"Tax Fees" represent fees for tax compliance, tax consulting and tax planning.

(4)
For 2006 and 2005, no other fees were paid for legal compliance and business practice reviews, financial information systems design and implementation, or internal audit co-sourcing services.

(5)
The increase in fees for 2006 from 2005 is due to increased audit work required for compliance with the US Sarbanes-Oxley Act of 2002 and required as part of the completion of the proposed plan of arrangement involving the Corporation, Allied Nevada and Carl and Janet Pescio.

        The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance of all particular engagements for services provided by the Corporation's independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2006 were pre-approved by the Audit Committee. The Audit Committee reviews with PricewaterhouseCoopers LLP whether the non-audit services to be provided are compatible with maintaining the auditor's independence. The Board determined that, starting in 2004, fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Information About Proxies

Solicitation of Proxies

        The solicitation for proxies by management of the Corporation will be made primarily by mail but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Corporation. While no arrangements have been made to date, the Corporation may contract for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Corporation.

Appointment of Proxyholder

        The persons named in the enclosed form of proxy for the Meeting are officers of the Corporation and nominees of management. A registered shareholder has the right to appoint some other person, who need not be a shareholder, to represent such registered shareholder at the Meeting by inserting that other person's name in the blank space provided. If a registered shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either "For" or "Withhold" from voting on a matter or matters with respect to which an opportunity to specify how the Common Shares registered in the name of such registered shareholder shall be voted, the proxy shall be voted "For" such matter or matters.

        The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder's attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer, or attorney, of such corporation. An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy. In order for a proxy to be valid, a registered shareholder must:

  (a)
  sign and print his or her name on the lines specified for such purpose at the bottom of the form of proxy; and

  (b)
  return the properly executed and completed form of proxy:

  (i)
  by mailing it or delivering it by hand in the appropriate enclosed return envelope addressed to Computershare Investor Services Inc., or

  (ii)
  by faxing it to Computershare Investor Services Inc. at 1-866-249-7775 (toll free in North America) or 1-416-263-9524 (international),

to be received by 4:30 p.m., Toronto time, on Thursday, May 3, 2007, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

Revocation of Proxy

        A registered shareholder may revoke a proxy by delivering an instrument in writing executed by such registered shareholder or by the registered shareholder's attorney authorized in writing or, where the registered shareholder is a corporation, by a duly authorized officer or attorney of such corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

Voting of Proxies

        A registered shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the registered shareholder by marking the form of proxy accordingly. The management nominees designated in the enclosed form of proxy will vote the Common Shares represented by proxy in accordance with the instructions of the registered shareholder on any resolution that may be called for and if the registered shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted "For" the resolution. If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted "For" the resolution.

Exercise of Discretion by Proxyholders

        The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgement on such amendment, variation or matter.

Voting by Beneficial Shareholders

        The information set out in this section is important to many shareholders as a substantial number of shareholders do not hold their Common Shares in their own name.

        Persons who hold Common Shares through their brokers, agents, trustees or other intermediaries (such persons, "Beneficial Shareholders") should note that only proxies deposited by registered shareholders whose names appear on the share register of the Corporation may be recognized and acted upon at the Meeting. If Common Shares are shown on an account statement provided to a Beneficial Shareholder by a broker, then in almost all cases the name of such Beneficial Shareholder will not appear on the share register of the Corporation. Such Common Shares will most likely be registered in the name of the broker or an agent of the broker. In Canada, the vast majority of such shares will be registered in the name of "CDS & Co.", the registration name of CDS Clearing and Depositary Services Inc., and in the United States, the vast majority will be registered in the name of "Cede & Co.", the registration name of the Depository Trust Company, which entities act as nominees for many brokerage firms. Common Shares held by brokers, agents, trustees or other intermediaries can only be voted by those brokers, agents, trustees or other intermediaries in accordance with instructions received from Beneficial Shareholders. As a result, Beneficial Shareholders should carefully review the voting instructions provided with this Information Circular and ensure they communicate how they would like their Common Shares voted in accordance with those instructions.

        Beneficial Shareholders who have not objected to their intermediary disclosing certain ownership information about themselves to the Corporation are referred to as "NOBOs". Those Beneficial Shareholders who have objected to their intermediary disclosing ownership information about themselves to the Corporation are referred to as "OBOs". In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Corporation has elected to send the Notice of Meeting, the Information Circular, the form of proxy and the reply card (collectively, the "Meeting Materials") indirectly through intermediaries to the Beneficial Shareholders. The intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each Beneficial Shareholder, unless the Beneficial Shareholder has waived the right to receive them.

        Intermediaries will frequently use service companies to forward the Meeting Materials to Beneficial Shareholders. Generally, a Beneficial Shareholder who has not waived the right to receive Meeting Materials will either:

  (a)
  be given a form of proxy which has already been signed by the intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the Beneficial Shareholder and must be completed, but not signed, by the Beneficial Shareholder and deposited with Computershare Investor Services Inc.; or

  (b)
  more typically, be given a voting instruction form ("VIF") which is not signed by the intermediary, and which, when properly completed and signed by the Beneficial Shareholder and returned to the intermediary or its service company, will constitute voting instructions which the intermediary must follow.

        VIFs should be completed and returned in accordance with the specific instructions noted on the VIF. The purpose of this procedure is to permit Beneficial Shareholders to direct the voting of the Common Shares which they beneficially own.

        Please return your voting instructions as specified in the VIF. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

        Although Beneficial Shareholders may not be recognized directly at the Meeting for the purpose of voting Common Shares registered in the name of their broker, agent, trustee or other intermediary, a Beneficial Shareholder may attend the Meeting as a proxyholder for a shareholder and vote Common Shares in that capacity. Beneficial Shareholders who wish to attend the Meeting or have someone else attend on their behalf, and indirectly vote their Common Shares as proxyholder for the registered shareholder should contact their broker, agent, trustee or other intermediary well in advance of the Meeting to determine the steps necessary to permit them to indirectly vote their Common Shares as a proxyholder.

        The Meeting Materials are being sent to both registered shareholders and Beneficial Shareholders of Common Shares. If you are a Beneficial Shareholder, and the Corporation or its agent has sent these materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the intermediary on your behalf.

Securities Entitled to Vote

        As of March 16, 2007, the authorized share capital of the Corporation is divided into an unlimited number of Common Shares, of which 31,992,969 Common Shares are issued and outstanding, and an unlimited number of preferred shares, none of which are issued. Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder, and such shareholder may exercise such vote either in person or by proxy.

        The Board of Directors of the Corporation has fixed the close of business on March 26, 2007 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every shareholder of record at the close of business on March 26, 2007 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment thereof, except to the extent that:

  (a)
  such shareholder has transferred the ownership of any of his or her Common Shares after March 26, 2007; and

  (b)
  the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

Ownership of the Corporation's Common Shares

Ownership by Management

        The following table sets forth certain information regarding beneficial ownership of the Corporation's Common Shares, as of March 5, 2007, by (i) each of the Corporation's executive officers and directors and (ii) the Corporation's executive officers and directors, as a group.

Name and Address(1)	Common Shares Beneficially Owned		Percentage of Class(2)
JOHN M. CLARK Director	45,000	(3)	*
W. DURAND EPPLER Director	55,000	(3)	*
C. THOMAS OGRYZLO Director	72,500	(6)	*
ROBERT A. QUARTERMAIN Director	177,465	(4)	*
MICHAEL B. RICHINGS President, Chief Executive Officer and Director	250,000	(3)	*
GREGORY G. MARLIER Chief Financial Officer	65,000	(3)	*
FREDERICK H. EARNEST Senior Vice President, Project Development	51,500	(3)(5)	*
HOWARD M. HARLAN Vice President, Business Development	60,000	(3)	*
All executive officers and directors as a group (8 persons)	776,465		2.4%

* Represents less than 1% of the outstanding Common Shares.

(1)
The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable percentage of ownership for each person is based on 31,992,969 Common Shares outstanding as of March 16, 2007, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular. This does not reflect any adjustment expected to result from the completion of the proposed plan of arrangement involving the Corporation, Allied Nevada Gold Corp. and Carl and Janet Pescio, currently expected to close early in the second quarter of 2007.

(3)
Represents Common Shares which may be acquired upon the exercise of immediately exercisable options.

(4)
Includes 102,465 Common Shares of the Corporation and 75,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(5)
Includes 1,500 Common Shares of the Corporation and 50,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

(6)
Includes 2,500 Common Shares of the Corporation and 70,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

Ownership by Principal Shareholders

        To the Corporation's knowledge, no person beneficially owns more than 5% of the Corporation's outstanding Common Shares as of March 16, 2007.

        The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

Quorum

        Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

        Directors will be elected by a plurality of the votes cast by shareholders who vote in person or by proxy at the Meeting.

        Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of these matters, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of these matters and will not be voted. Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Corporate Governance

        The Corporation's Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation. Effective June 30, 2005, the Canadian Securities Administrators implemented National Policy 58-201—Corporate Governance Guidelines and National Instrument 58-101—Disclosure of Corporate Governance Practices ("NI 58-101") in each of the provinces and territories of Canada. The AMEX has established guidelines for effective corporate governance (the "AMEX Listing Standards"). The Board of Directors is of the view that the Corporation's system of corporate governance meets or exceeds the majority of these guidelines and requirements.

Board of Directors

        The present Board of Directors consists of five directors, three of whom qualify as unrelated directors who are "independent" within the meaning of NI 58-101 and the AMEX Listing Standards and free from any interest or business relationship which could, or could be perceived to, materially interfere with their ability to act in the best interests of the Corporation. Michael B. Richings is a related director because of his management position with the Corporation. Robert A. Quartermain is the President and Chief Executive Officer of Silver Standard Resources, Inc., a company which, through a wholly-owned subsidiary, made an option payment of $300,000 to the Corporation in 2003. As a result of this payment, the Corporate Governance Committee determined that Mr. Quartermain could no longer be considered unrelated.

        The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation's management. The Audit Committee, the Compensation Committee and the Corporate Governance Committee are entirely composed of directors who are unrelated to the Corporation's management. In addition, the Board of Directors meets periodically with the Corporation's auditor without management present.

        A number of directors of the Corporation hold directorships with other issuers. Details of those other directorships can be found above in the table under the heading "Particular Matters to be Acted Upon—Election of Directors".

        The meeting attendance for the fiscal year ended December 31, 2006 is summarized in the table below:

Director	Board Meetings (Attended/Held)	Committee Meetings (Attended/Held)
John M. Clark	5/6	7/7
W. Durand Eppler	6/6	7/7
C. Thomas Ogryzlo	6/6	7/7
Robert A. Quartermain	3/6	—
Michael B. Richings	6/6	—

Board Mandate

        Pursuant to the Yukon Business Corporations Act, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation. The Board of Directors has adopted a written mandate, which defines its stewardship responsibilities in light of this statutory obligation. Under this mandate, the directors' principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals. In addition, the Board of Directors has also specifically assumed responsibility for succession planning and monitoring senior management, the Corporation's communications policy, and the integrity of the Corporation's internal control and management information systems. In carrying out these responsibilities, the Board of Directors is entitled to place reasonable reliance on management. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders.

Position Descriptions

        The Board of Directors does not have a chair. The Board of Directors has not developed written position descriptions for the chair of the Board of Directors, the chair of each committee, or the Chief Executive Officer. Accordingly, the roles and responsibilities of those positions are currently delineated on the basis of customary practices. The Board of Directors intends to develop written position descriptions that will formally delineate the respective roles and responsibilities of these positions.

        The chair of each committee of the Board of Directors is identified below under the heading "Committees of the Board of Directors and Meetings".

Orientation and Continuing Education

        New Board members receive a director's orientation regarding the role of the Board of Directors, its committees and the directors, as well as, the nature and operations of the Corporation's business. As well, presentations are given, from time to time, to the Board of Directors on legal and other matters applicable to the Corporation and directors' duties.

Ethical Business Conduct

        On December 19, 2003, the Board of Directors adopted a Code of Business Conduct and Ethics (the "Code of Ethics"), which has the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general. An integral part of the Code of Ethics is to manage the

Corporation with full transparency, and in the best interests of the shareholders and other stakeholders of the Corporation. The Code of Ethics is available on the Corporation's website at www.vistagold.com and on the System for Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com. The Code of Ethics applies to all directors, officers and employees, including the principal executive, financial and accounting officers. The Board of Directors, through the Corporate Governance Committee, is responsible for monitoring compliance with the Code of Ethics. The Corporate Governance Committee reviews with management any issues with respect to compliance with the Code of Ethics.

        The Board of Directors ensures, through the Corporate Governance Committee, that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest. The Code of Ethics sets out the procedure with respect to reporting conflicts of interest. Actual or potential conflicts of interests are reported to the Chair of the Corporate Governance Committee. Members of the Corporate Governance Committees are required to be particularly vigilant in reviewing and approving conflicts of interests.

Committees of the Board of Directors and Meetings

        During fiscal 2006, there were three standing committees of the Board of Directors: the Audit Committee; the Corporate Governance Committee; and the Compensation Committee, each described below. Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent. All of the directors on each committee are "independent" within the meaning of the NI 58-101 and the AMEX Listing Standards.

Audit Committee

        The Audit Committee is chaired by John M. Clark. Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and W. Durand Eppler. The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board of Directors, assists the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the independent auditor's qualifications, independence and performance, (iii) the internal controls that management and the Board of Directors have established, and (iv) the audit, accounting and financial reporting processes generally. The Audit Committee met four times during the fiscal year ended December 31, 2006. Additional information about the Audit Committee is contained below under the heading "Audit Committee Report".

Corporate Governance Committee

        The Corporate Governance Committee is chaired by C. Thomas Ogryzlo. Its other members as of the date of this Information Circular are John M. Clark and W. Durand Eppler. The Corporate Governance Committee's functions are to review the Corporation's governance activities and policies and to review, approve and monitor related party transaction involving the Corporation and also to review proposed nominees for the Board of Directors. The Corporate Governance Committee met once during the fiscal year ended December 31, 2006.

        The Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices and compensation for directors. The Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Corporation and its shareholders; a willingness to devote the extensive time necessary to fulfill a director's duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the corporation in society. The Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates. From time to time the Committee recommends highly qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board. Shareholders may submit recommendations in writing by letter addressed to the Chief Executive Officer of the Corporation or the Chairman of the Corporate Governance Committee. In addition, qualified persons may nominate directors at the Annual General Meeting. Persons qualified to make a nomination must be either a shareholder entitled to vote at this meeting or a proxyholder with a proxy that specifically allows the proxyholder to nominate a director.

        The Corporate Governance Committee reviews the size of the Board of Directors annually. A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience. The Board of Directors believes that its present size effectively fulfils this goal. The size of the Board, at five members, is the same as last year but smaller than in previous years, and allows the Board to react more quickly in changing market conditions.

        The Corporation's Corporate Governance Committee Charter is available on the Corporation's website at www.vistagold.com. Shareholders may send communications to the Board, the Chairman, or one or more non-management directors by using the contact information provided on the Corporation's website under the headings "Corporate", "Governance" and "Contact the Corporation's Board". Shareholders also may send communications by letter addressed to the Chief Executive Officer of the Corporation at 7961 Shaffer Parkway, Suite 5, Littleton, CO 80127 or by contacting the Chief Executive Officer at (720) 981-1185. All communications addressed to the Chief Executive Officer will be received and reviewed by that officer. The receipt of concerns about the Corporation's accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

        The President and Chief Executive Officer is required to attend the Annual General Meeting; attendance by other directors is discretionary. Messrs. Clark, Eppler and Richings attended the 2006 Annual General Meeting.

Compensation Committee

        The Compensation Committee is chaired by W. Durand Eppler. Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and John M. Clark. The Compensation Committee's functions are to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The Compensation Committee met twice during the fiscal year ended December 31, 2006. Additional information about the Compensation Committee is contained under the heading "Compensation Committee Report on Executive Compensation—Compensation Discussion and Analysis".

Audit Committee Report

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in 2001, as amended in 2005, which is reviewed annually. Each member of the Audit Committee is "independent" within the meaning of the AMEX Listing Standards. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002, the Board of Directors has identified John M. Clark as the "Audit Committee Financial Expert." A copy of the Audit Committee Charter is attached hereto as Schedule "A".

        The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation's independent accountants. The Audit Committee is responsible for recommending to the Board of Directors that the Corporation's financial statements be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year 2006. First, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards No. 61, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and received from PricewaterhouseCoopers LLP the letter required by Independence Standards Board Standard No. 1, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Corporation's management and PricewaterhouseCoopers LLP, the Corporation's audited consolidated balance sheets at December 31, 2006, and consolidated statements of income, cash flows and shareholders' equity for the fiscal year ended December 31, 2006. Based on the discussions with PricewaterhouseCoopers LLP concerning the audit, the independence discussions, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation's financial statements be included in its 2006 Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee
JOHN M. CLARK (Chairman) C. THOMAS OGRYZLO W. DURAND EPPLER

Compensation Committee Report on Executive Compensation

Compensation Discussion and Analysis

Composition and Duties of the Compensation Committee

        The Compensation Committee is chaired by W. Durand Eppler. Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and John M. Clark. All of the directors serving on the Compensation Committee are "independent" within the meaning of the NI 58-101 and the AMEX Listing Standards.

        The Compensation Committee's functions are to review and recommend compensation policies and programs to the Corporation, as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which, in turn, gives final approval on compensation matters. The Compensation Committee met twice during the fiscal year ended December 31, 2006.

        The Compensation Committee meets at regularly scheduled times between meetings of the Board of Directors, and sometimes acts by unanimous written consent. The Compensation Committee Charter is available on the Corporation's website at www.vistagold.com. The Compensation Committee Charter is reviewed annually by the Compensation Committee, in order to ensure continued compliance with its stated functions and policies.

Compensation Program Objectives

        The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. These policies and programs are intended to attract and retain capable and experienced people. The Compensation Committee's role and philosophy is to ensure that the compensation goals and objectives, as applied to the actual compensation paid to the Corporation's Chief Executive Officer and other executive officers are aligned with the Corporation's overall business objectives and with shareholder interests.

        In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the Compensation Committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation's incentive policy.

Role of Executive Officers in Determining Compensation

        The Compensation Committee of the Board of Directors reviews and recommends compensation policies and programs to the Corporation, as well as salary and benefit levels for its executives. The President and Chief Executive Officer of the Corporation may not be present during meetings of the Compensation Committee at which his compensation is being discussed. The Board of Directors makes the final determination regarding the Corporation's compensation programs and practices.

Elements of Our Compensation Program for Fiscal Year 2006

        The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. The Corporation does not presently have a long-term incentive plan for its Named Executive Officers. There is no policy or target regarding allocation between cash and non-cash elements of the Corporation's compensation program. The Compensation Committee reviews the total compensation package of each of the Corporation's executives, against the backdrop of the compensation goals and objectives described above, and makes recommendations to the Board of Directors concerning the individual components of their compensation.

Base Salary

        As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. The compensation range for executives normally moves annually to reflect external factors such as inflation.

Incentive Payments

        The Corporation's incentive policy generally allows executive officers and management personnel to earn an incentive payment to a maximum of 15% of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except the President and Chief Executive Officer. By contract, he is entitled to earn a bonus the amount of which is at the sole discretion of the Board of Directors. Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors as to the appropriate incentive payment for the executive officers and management personnel. No specific performance criteria or objectives are utilized by the Compensation Committee or the Board of Directors in making their determinations. In 2006, incentive payments totalling $143,643 were paid to executive officers and employees of the Corporation.

Stock Options

        The third element in the total compensation plan is the Stock Option Plan. This plan is intended to emphasize management's commitment to the growth of the Corporation and the enhancement of shareholders' wealth through, for example, improvements in operating results, resource base and share price increments.

        The Stock Option Plan provides for grants to directors, officers, employees and consultants of the Corporation, or its subsidiaries, of options to purchase Common Shares. Subject to applicable stock exchange requirements, the maximum number of Common Shares which may be reserved, set aside and made available for issue under, and in accordance with, the Stock Option Plan is a variable number equal to 10% of the total number of Common Shares issued and outstanding as of the date of the grant on a non-diluted basis. The maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding from time to time. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

        The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation who are eligible to receive stock options under the Stock Option Plan ("Optionees"), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on either the AMEX or the TSX, at the Board of Directors' discretion, on the day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant. Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a Participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

Determination of 2006 Compensation for our President and Chief Executive Officer

        The compensation of the President and Chief Executive Officer of the Corporation is determined in the same manner as for other executive officers (as described above). Under the employment contract between the Corporation and Mr. Richings, Mr. Richings is entitled to receive a base salary, an annual discretionary incentive bonus, five weeks' vacation time and various minor perquisites. In addition, Mr. Richings is entitled to receive stock options under the Stock Option Plan. Mr. Richings received a cash bonus during 2006 totalling $46,250. Further details regarding the compensation received by Mr. Richings during 2006 are outlined under the headings "—Canadian Summary Compensation Table" and "—U.S. Summary Compensation Table".

Perquisites and Other Personal Benefits

        The Corporation's executives are not generally entitled to significant perquisites or other personal benefits not offered to our employees. The Corporation does sponsor a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), which is described further under the heading "—Pension and Retirement Savings".

Effects of Regulatory Requirements on Executive Compensation

        Section 409A of the Code generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. While the final regulations in connection with Section 409A have not yet been released, the Compensation Committee believes that it is operating under a reasonable good faith interpretation with the statutory provisions, as they were effective on January 1, 2005.

        Various rules under current generally accepted accounting practices impact the manner in which the Corporation accounts for grants of stock options to employees, including executive officers, on its financial statements. While the Compensation Committee reviews the effect of these rules (including SFAS 123(R)) when determining the form and timing of grants of stock options to the Corporations' employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

Compensation Committee Report on Executive Compensation

        The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors of the Corporation that this Compensation Discussion and Analysis be included in this Information Circular.

Submitted on behalf of the Compensation Committee
W. DURAND EPPLER (Chairman) JOHN M. CLARK C. THOMAS OGRYZLO

Performance Graph

        The following graph shows the yearly change in cumulative total shareholder return for $100 invested in Common Shares compared to the cumulative total return of the S&P/TSX Composite Index and the S&P/TSX Canadian Gold Index, assuming the reinvestment of dividends, for the last five financial years:

        The performance graph has been included in the Information Circular to meet requirements of Canadian securities laws.

        The Common Shares were consolidated on a 20:1 basis on June 19, 2002; values after that date have been adjusted to reflect the consolidation.

Summary Compensation Tables

        The tables below contain summaries of the compensation paid to, or earned by, the Corporation's President and Chief Executive Officer, the Chief Financial Officer and the Corporation's most highly compensated executive officers (other than the President and Chief Executive Officer and the Chief Financial Officer) who were serving as an executive officer during or at the end of the Corporation's most recently completed financial year and during such year received, in his capacity as an executive officer of the Corporation and any of its subsidiaries compensation, in excess of $100,000 (or Cdn.$150,000) including salary, stock options and other compensation (collectively, the "Named Executive Officers"). Information is included for each of the Corporation's three most recently completed financial years ended December 31, 2006, 2005 and 2004, where applicable. The two tables have been included to satisfy the requirements of both U.S. and Canadian securities laws.

U.S. Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1)(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation(3)(4) ($)	Total ($)
MICHAEL B. RICHINGS President and Chief Executive Officer	2006	165,992	46,250	N/A	27,179	N/A	N/A	6,650	246,071
GREGORY G. MARLIER Chief Financial Officer	2006	116,149	24,500	N/A	27,179	N/A	N/A	5,589	173,417
FREDERICK H. EARNEST Senior Vice President, Project Development(5)	2006	42,444	8,493	N/A	257,449	N/A	N/A	Nil	308,386
HOWARD M. HARLAN Vice President, Business Development	2006	92,762	20,000	N/A	27,179	N/A	N/A	3,767	143,708

(1)
All securities under option are for Common Shares of the Corporation. No stock appreciation rights are outstanding. This does not reflect any adjustment expected to result from the completion of the proposed plan of arrangement involving the Corporation, Allied Nevada Gold Corp. and Carl and Janet Pescio, currently expected to close early in the second quarter of 2007.

(2)
The amounts in this column represent the dollar amounts recognized for financial statement reporting purposes for the Corporation's most recent financial year ended December 31, 2006, in accordance with FAS 123(R), of options granted pursuant to our Stock Option Program. As a result, amounts shown include options granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in footnote 10 to the Corporation's audited financial statements for the financial year ended December 31, 2006, as included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 15, 2007.

(3)
Perquisites and other personal benefits for the most recently completed financial year do not exceed $10,000 for any of the Named Executive Officers unless otherwise noted.

(4)
Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pension and Retirement Savings Plans".

(5)
Mr. Earnest became Senior Vice President, Project Development of the Corporation effective September 22, 2006. Mr. Earnest was granted 100,000 options of which 50,000 vested immediately in connection with his initial hiring in September 2006.

Canadian Summary Compensation Table

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation(1) ($)	Number of Common Shares under Options Granted(2) (#)	All Other Compensation(3) ($)
MICHAEL B. RICHINGS(4) President and Chief Executive Officer	2006 2005 2004	165,992 160,008 116,197	46,250 20,000 nil	nil nil nil	10,000 nil 130,000	6,650 6,400 nil
RONALD J. MCGREGOR(5) Former President and Chief Executive Officer	2006 2005 2004	N/A N/A 69,541	N/A N/A 20,000	N/A N/A 26,507	N/A N/A nil	N/A N/A 2,781
FREDERICK H. EARNEST(8) Senior Vice President, Project Development	2006 2005 2004	42,444 N/A N/A	8,493 N/A N/A	nil N/A N/A	100,000 N/A N/A	nil N/A N/A
GREGORY G. MARLIER(6) Chief Financial Officer	2006 2005 2004	116,149 110,016 64,176	24,500 7,000 nil	nil nil nil	10,000 nil 60,000	5,589 4,400 917
HOWARD M. HARLAN(7) Vice President, Business Development	2006 2005 2004	92,762 90,000 81,004	20,000 7,000 nil	nil nil nil	10,000 nil 30,000	30,120 3,600 2,277

(1)
Perquisites and other personal benefits for the most recently completed financial year do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any of the Named Executive Officers unless otherwise noted.

(2)
All securities under option are for Common Shares of the Corporation. No stock appreciation rights are outstanding. This does not reflect any adjustment expected to result from the completion of the proposed plan of arrangement involving the Corporation, Allied Nevada Gold Corp. and Carl and Janet Pescio, currently expected to close early in the second quarter of 2007.

(3)
Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pension and Retirement Savings Plans".

(4)
Mr. Richings succeeded Mr. McGregor as President and Chief Executive Officer on May 25, 2004 initially in the interim capacity and then on a permanent basis effective January 1, 2005.

(5)
Mr. McGregor served as the Corporation's President and Chief Executive Officer until his death on May 24, 2004.

(6)
Mr. Marlier became Chief Financial Officer of the Corporation effective June 1, 2004.

(7)
Mr. Harlan became Vice President, Business Development of the Corporation effective November 9, 2004. Prior to his current position he served as Manager of Corporate Administration of the Corporation from September 29, 2003 to November 8, 2004.

(8)
Mr. Earnest became Senior Vice President, Project Development of the Corporation effective September 22, 2006.

Stock Options

Stock Option Grants

        A summary of stock options granted to the Named Executive Officers under the Stock Option Plan during the financial year ended December 31, 2006 is set out in the tables below. All stock options are for Common Shares of the Corporation. The two tables have been included to satisfy the requirements of both U.S. and Canadian securities laws.

Option Grants During the Most Recently Completed Financial Year

Name	Number of Securities Under Option (#)	% of Total Options Granted to Employees in Financial Year (%)	Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options on the Date of Grant ($/Security)(1)	Expiry Date (m/d/y)
MICHAEL B. RICHINGS	10,000	6.25%	9.73	9.73	7/30/11
FREDERICK H. EARNEST	100,000	62.5%	9.29	9.29	9/21/11
GREGORY G. MARLIER	10,000	6.25%	9.73	9.73	7/30/11
HOWARD M. HARLAN	10,000	6.25%	9.73	9.73	7/30/11

(1)
The market value of the Common shares on the date of grant of the options is the closing price per share at which the Common Shares were traded on the AMEX on the day preceding the date of grant.

        A summary of plan-based awards granted to Named Executive Officers is set out in the table below. All grants are of stock options to acquire Common Shares of the Corporation.

Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
								All Other Stock Awards: Number of Shares of Stock or Units (#)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)		All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards(1) ($/sh)	Closing Market Price on Grant Date ($)
MICHAEL B. RICHINGS President and Chief Executive Officer	07/31/06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,000	9.73	9.99
GREGORY G. MARLIER Chief Financial Officer	07/31/06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,000	9.73	9.99
FREDERICK H. EARNEST Senior Vice President, Project Development	09/22/06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,000	9.29	N/A	(2)
HOWARD M. HARLAN Vice President, Business Development	07/31/06	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,000	9.73	9.99

(1)
Pursuant to the terms of the Corporation's Stock Option Plan, the exercise price for Common Shares underlying grants awarded under the Plan is not less than the closing market price of the Corporation's Common Shares on either the TSX or AMEX as of the day prior to the date of grant.

(2)
The exercise price of Mr. Earnest's option grant was greater than the closing market price of the Corporation's Common Shares underlying the day prior to the date of his grant.

        The reported high and low trading prices of the Corporation's Common Shares on the TSX and the AMEX for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

	Toronto Stock Exchange		American Stock Exchange
	High	Low	High	Low
June 30 to July 30, 2006	Cdn.$12.50	Cdn.$9.56	$10.90	$8.25
August 22 to September 21, 2006	Cdn.$14.95	Cdn.$9.61	$13.55	$8.43

Aggregated Option Exercises and Value of Unexercised Options

        There were no option exercises by any of the Named Executive Officers during the financial year ended December 31, 2006, except that Mr. Harlan exercised 5,000 options that were granted on September 30, 2003 with an exercise price of $4.18 per option. The value at December 31, 2006 of unexercised in-the-money options held by the Named Executive Officers is set out in the table below. No SARs are outstanding.

Aggregated Option Exercises During the Most Recently Completed Financial
Year and Financial Year-End Option Values

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options at Financial Year-End Exercisable/ Unexercisable (#)	Value of Unexercised in-the-Money Options at Financial Year-End Exercisable/ Unexercisable(1) ($)
MICHAEL B. RICHINGS	None	N/A	250,000/5,000	$2,157,500/$43,150
FREDERICK H. EARNEST	None	N/A	50,000/50,000	$431,500/$431,500
GREGORY G. MARLIER	None	N/A	65,000/5,000	$560,950/$43,150
HOWARD M. HARLAN	5,000	$26,353	60,000/5,000	$517,800/$43,150

(1)
Based on the closing trading price of the Common Shares on the TSX and the AMEX on the last trading day of the financial year, being Cdn.$10.01 on the TSX and US$8.63 on the AMEX.

        A summary of the number and the value of the outstanding equity awards at December 31, 2006 held by Named Executive Officers is set out in the table below.

Outstanding Equity Awards at Fiscal Year-End

			Option Awards					Stock Awards
Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (k)
Name (a)	Option Grant Date (b)	Number of Securities Underlying Unexercised Options (#) Exercisable(1) (c)	Number of Securities Underlying Unexercised Options (#) Unexercisable (d)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (e)	Option Exercise Price ($) (f)	Option Expiration Date (g)	Number of Shares or Units of Stock That Have Not Vested (#) (h)	Market Value of Shares or Units of Stock That Have Not Vested ($) (i)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
MICHAEL B. RICHINGS President and Chief Executive Officer	11/19/98 11/19/98 07/08/02 12/19/03 11/09/04 07/31/06	2,857 7,143 85,000 20,000 130,000 5,000	nil nil nil nil nil 5,000	N/A N/A N/A N/A N/A N/A	3.04 3.04 2.87 4.40 4.19 9.73	02/05/07 11/10/07 07/08/07 12/18/08 11/08/09 07/30/11	N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A	N/A N/A N/A N/A N/A N/A
GREGORY G. MARLIER Chief Financial Officer	08/09/04 07/31/06	60,000 5,000	nil 5,000	N/A N/A	3.43 9.73	08/08/09 07/30/11	N/A N/A	N/A N/A	N/A N/A	N/A N/A
FREDERICK H. EARNEST Senior Vice President, Project Development	09/22/06	50,000	50,000	N/A	9.29	09/21/11	N/A	N/A	N/A	N/A
HOWARD M. HARLAN Vice President, Business Development	09/29/03 05/10/04 11/09/04 07/31/06	25,000 10,000 20,000 5,000	nil nil nil 5,000	N/A N/A N/A N/A	4.18 3.74 4.19 9.73	09/29/08 05/07/09 11/08/09 07/30/11	N/A N/A N/A N/A	N/A N/A N/A N/A	N/A N/A N/A N/A	N/A N/A N/A N/A

(1)
Applicable vesting schedules for the option awards set forth in column (c), with the exception of the two grants to Mr. Richings on November, 19, 1998, is 50% vested immediately upon the grant date in column (b) and the remaining 50% on the first anniversary of the grant date. As for the grant of 2,857 options to Mr. Richings on November 19, 1998, the vesting schedule for these options was 50% on the date of grant, 25% on February 5, 1999 and the remaining 25% on February 5, 2000. As for the grant of 7,143 options to Mr. Richings on November 19, 1998, the vesting schedule for these options was 50% on the date of grant, 25% on November 10, 1999 and the remaining 25% on November 10, 2000.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
MICHAEL B. RICHINGS President and Chief Executive Officer	N/A	N/A	N/A	N/A
GREGORY G. MARLIER Chief Financial Officer	N/A	N/A	N/A	N/A
FREDERICK H. EARNEST Senior Vice President, Project Development	N/A	N/A	N/A	N/A
HOWARD M. HARLAN Vice President Business Development	5,000	$26,353	N/A	N/A

Pension and Retirement Savings Plans

        The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the Code, which is available to permanent US-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries. The Corporation has no plans to provide pension or other retirement benefits.

Nonqualified Deferred Compensation

        The Corporation has no plans of providing deferred compensation to its executive officers.

Termination of Employment, Change in Responsibilities and Employment Contracts

        The following is a description of the employment agreements we have entered into with each of our Named Executive Officers, including a description of potential payments to each of them upon termination of their employment or a substantial adverse change or a fundamental change to their employment.

        Pursuant to the terms of our Stock Option Plan, if any Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, as a result of termination for cause (as defined in the Stock Option Plan), all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, his or her options may be exercised up to, but not after, the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date of the option. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to but not after the earlier of 90 days from the date of death, or the expiry date.

Michael B. Richings

        Michael B. Richings, President and Chief Executive Officer of the Corporation, has been engaged under an employment contract effective January 1, 2005. This contract provides for base salary of $175,000, annual discretionary incentive bonus, five weeks' vacation time and various minor perquisites.

        The contract among the Corporation, Vista Gold (US) Inc. and Mr. Richings is for an unlimited term, provides for an annual bonus at the sole discretion of the Board of Directors and provides for the severance benefit described below. Under the terms of this contract, the employment of Mr. Richings may be terminated by the Corporation without "just cause" as defined below, provided that it continues to pay his base salary for a period of 12 months, currently equal to $175,000, following termination, and by Mr. Richings upon 30 days' notice to the Corporation. In addition, in the event of a "substantial adverse change" (as defined below) in Mr. Richings' employment without cause, the Corporation must continue to pay his base salary and other employee benefits for a period of 12 months, currently equal to $210,633, following the occurrence of the substantial adverse change. In the case of either termination without just cause or occurrence of the "substantial adverse change" without cause, Mr. Richings may elect to receive a lump sum payment of $210,633 representing 12 months of salary, vacation pay, employer contribution to his retirement savings plan, and employer-paid benefits calculated based on current levels.

        As used in the employment agreement, "substantial adverse change" means a material adverse change in any of the duties, powers, salary or benefits of Mr. Richings, or a diminution of his title, as compared to the status of such matters at the effective date of the agreement.

        As used in the employment agreement, "just cause" includes the failure to perform one's duties in a satisfactory manner, death, permanent disability, breach of fiduciary duty or conviction of a criminal proceeding.

Gregory G. Marlier

        Gregory G. Marlier, Chief Financial Officer of the Corporation, has been engaged under an employment contract effective June 1, 2004. Effective as of July 31, 2006, Mr. Marlier entered into a new agreement with the Corporation and its wholly-owned subsidiary Vista Gold (US) Inc., pursuant to which Mr. Marlier will serve as Chief Financial Officer of the Corporation and of Vista Gold (US) Inc. Under the terms of the employment agreement, Mr. Marlier will receive an annual base salary of $122,500 and other usual benefits. As well, the Corporation made a grant to Mr. Marlier of a five-year option to purchase 10,000 common shares of the Corporation, with half of the underlying shares to vest on the grant date and the remaining half to vest on the first anniversary of the grant date. Mr. Marlier will be eligible to receive an annual bonus, in the sole discretion of the Board of Directors. The employment agreement provides for a term ending on December 31, 2008, subject to annual review thereafter. Pursuant to the terms of the employment agreement, in the event of a fundamental change in Mr. Marlier's employment or termination of his employment without just cause, Mr. Marlier will be entitled to continuation of his salary and other employee benefits for six months after such fundamental change or termination (currently equal to $80,652), or alternatively Mr. Marlier may elect to receive a lump sum payment equal to six months of salary, vacation pay, employer contribution to his retirement savings plan, and employer-paid benefits (currently equal to $80,652).

        As used in the employment agreement, "fundamental change" means an adverse change in any of the duties, powers, salary or benefits of Mr. Marlier, or a diminution of his title, or a change in the metropolitan area in which Mr. Marlier is regularly required to carry out the terms of his employment, as compared to the status of such matters at the effective date of the agreement.

        As used in the employment agreement "just cause" includes the failure to perform duties in a satisfactory manner, death, permanent disability, breach of a fiduciary duty and conviction of a criminal offence.

Frederick H. Earnest

        Effective as of September 22, 2006, the Corporation and its wholly-owned subsidiary Vista Gold (US) Inc. entered into an employment agreement with Mr. Earnest, pursuant to which Mr. Earnest will serve as Senior Vice President of Project Development of the Corporation and of Vista Gold (US) Inc. Under the terms of the employment agreement, Mr. Earnest will receive an annual base salary of $155,000 and other usual benefits. As well, the Corporation made an initial grant to Mr. Earnest of a five-year option to purchase 100,000 common shares of the Corporation, with half of the underlying shares to vest on the grant date and the remaining half to vest on the first anniversary of the grant date. Mr. Earnest will be eligible to receive an annual bonus, in the sole discretion of the Board of Directors. The employment agreement provides for a term ending on December 31, 2008, subject to annual review thereafter. Pursuant to the terms of the employment agreement, in the event of a "fundamental change" (as defined below) in Mr. Earnest's employment or termination of his employment without "just cause" (as defined below), Mr. Earnest will be entitled to continuation of his salary and other employee benefits for six months after such fundamental change or termination, currently equal to $94,674, or alternatively Mr. Earnest may elect to receive a lump sum payment of $94,674 representing six months of salary, vacation pay, employer contribution to his retirement savings plan, and employer-paid benefits calculated based on current levels.

        As used in the employment agreement, "fundamental change" means an adverse change in any of the duties, powers, salary or benefits of Mr. Earnest, or a diminution of his title, or a change in the metropolitan area in which Mr. Earnest is regularly required to carry out the terms of his employment, as compared to the status of such matters at the effective date of the agreement.

        As used in the employment agreement, "just cause" includes the failure to perform one's duties in a satisfactory manner, death, permanent disability, breach of fiduciary duty or conviction of a criminal proceeding.

Howard M. Harlan

        Effective as of July 31, 2006, the Corporation and its wholly-owned subsidiary Vista Gold (US) Inc. entered into an employment agreement with Mr. Harlan, pursuant to which Mr. Harlan will serve as Vice President, Business Development of the Corporation and of Vista Gold (US) Inc. Under the terms of the employment agreement, Mr. Harlan will receive an annual base salary of $100,000 and other usual benefits. As well, the Corporation made a grant to Mr. Harlan of a five-year option to purchase 10,000 common shares of the Corporation, with half of the underlying shares to vest on the grant date and the remaining half to vest on the first anniversary of the grant date. Mr. Harlan will be eligible to receive an annual bonus, in the sole discretion of the Board of Directors. The employment agreement provides for a term ending on December 31, 2008, subject to annual review thereafter. Pursuant to the terms of the employment agreement, in the event of a fundamental change in Mr. Harlan's employment or termination of his employment without just cause, Mr. Harlan will be entitled to continuation of his salary and other employee benefits for six months after such fundamental change or termination (currently equal to $66,543), or alternatively Mr. Harlan may elect to receive a lump sum payment equal to six months of salary, vacation pay, employer contribution to his retirement savings plan, and employer-paid benefits (currently equal to $66,543).

        As used in the employment agreement, "fundamental change" means an adverse change in any of the duties, powers, salary or benefits of Mr. Harlan, or a diminution of his title, or a change in the metropolitan area in which Mr. Harlan is regularly required to carry out the terms of his employment, as compared to the status of such matters at the effective date of the agreement.

        As used in the employment agreement "just cause" includes the failure to perform duties in a satisfactory manner, death, permanent disability, breach of a fiduciary duty and conviction of a criminal offence.

        Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement, change of control of the Corporation or in the event of a change in responsibilities following a change of control.

Compensation of Directors and Officers

        The following table sets forth a summary of the compensation received by the non-executive directors of the Corporation during fiscal year ended December 31, 2006.

Non-Executive Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
JOHN CLARK	20,275	N/A	81,530	N/A	N/A	N/A	101,805
C. THOMAS OGRYZLO	18,400	N/A	81,530	N/A	N/A	N/A	99,930
W. DURAND EPPLER	18,400	N/A	54,358	N/A	N/A	N/A	72,758
ROBERT QUARTERMAIN	17,200	N/A	81,530	N/A	N/A	N/A	98,730

(1)
As of December 31, 2006, the following option awards were oustanding:

John Clark—55,000

C. Thomas Ogryzlo—80,000

W. Durand Eppler—65,000

Robert Quartermain—85,000

        From January 1, 2006 until June 30, 2006, directors of the Corporation received a fee of $1,200 per meeting of the Board of Directors for in-person or telephonic attendance where the meeting of the full Board of Directors was held in conjunction with committee meetings; and $1,000 for in-person or telephonic attendance, if only a meeting of the full Board of Directors was held. From July 1, 2006 until December 31, 2006 directors were paid $10,000, except for the Chair of the Audit Committee who was paid $11,250. In addition, each director was granted 15,000 options to purchase Common Shares vesting over a three-year period. The Corporation also reimburses directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

        The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2006 (i) to the directors of the Corporation in their capacity as directors of the Corporation and any of its subsidiaries was $74,275, and (ii) to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn.$150,000 was $259,185. This sum includes compensation paid to executive officers pursuant to the cash incentive plan of $243,179 and retirement savings plan of $16,006.

Securities Reserved For Issuance Under Equity Compensation Plans

        The following table sets out information relating to the Corporation's equity compensation plans as at December 31, 2006. The only equity compensation plan the Corporation has is its Stock Option Plan, first adopted November 1, 1996.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected herein)
Equity compensation plans approved by securityholders	944,000	$3.25	2,536,460
Equity compensation plans not approved by securityholders	N/A	N/A	N/A

Total	944,000	$3.25	2,536,460

Indebtedness of Directors and Senior Officers

        None of the directors, senior officers, nor any individual who was at any time during the most recently completed financial year a director or senior officer, nor any associates or affiliates of the foregoing persons is as of the date hereof indebted to the Corporation.

Director and Officer Liability Insurance

        The Corporation has purchased and maintains insurance in the amount of $5 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such person's failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is $142,428. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

Interest of Certain Persons in Material Transactions and Matters to be Acted Upon

        Except as described below or otherwise described in this Information Circular, no director or executive officer of the Corporation who has served in such capacity since the beginning of the last financial year or any associate or affiliate of such person, and to the best of the knowledge of management of the Corporation, no person that has direct or indirect beneficial ownership of more than 5% of the issued Common Shares of the Corporation and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past year, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries or in any matter to be acted upon at the Meeting.

        On June 9, 2003, the Corporation entered into an agreement granting Silver Standard Resources Inc. ("SSRI") an option to acquire the Corporation's interest in the silver resources hosted in the Maverick Springs project. Pursuant to this agreement, the Corporation would retain its 100% interest in the gold resources. Under the agreement SSRI was to pay $1.5 million over four years, of which $949,823 was paid in 2003, $428,481 in 2004 and $144,285 in 2005, completing the $1.5 million payment obligation. Accordingly, all costs incurred for Maverick Springs are now being shared by the two corporations on the basis of the Corporation 45% / SSRI 55%. SSRI and the Corporation have formed a committee to jointly manage exploration of the Maverick Springs project. Robert A. Quartermain is the President of SSRI and a director of both SSRI and the Corporation.

        On September 22, 2006 the Corporation entered in an arrangement and merger agreement among the Corporation, Allied Nevada and Carl and Janet Pesico (as amended, the "Arrangement Agreement"). Pursuant to the terms of the Arrangement Agreement certain directors and officers of the Corporation will receive new options of the Corporation and options of Allied Nevada. The terms of the Arrangement Agreement and the interest of any informed persons in the Arrangement Agreement are fully described in the management information and proxy circular of the Corporation dated October 11, 2006, which is available on the SEDAR database at www.sedar.com and on the Electronic Data Gathering Analysis and Retrieval ("EDGAR") System at www.sec.gov/edgar.shtml.

Review, Approval or Ratification of Transactions with Related Parties

        The Corporation has adopted a written policy for the review of transactions with related persons. The policy requires review, approval or ratification of all transactions in which the Corporation is a participant and in which a Corporation director, executive officer, a significant shareholder or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy. As set forth in the policy, the pre-approved transactions include employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Corporation's proxy statement pursuant to SEC compensation disclosure requirements), as well as transactions in the ordinary course of business where the aggregate amount involved is expected to be less than $5,000. All related party transactions must be reported for review by the Corporate Governance Committee of the Board of Directors. Transactions deemed to be pre-approved are not required to be reported to the Committee, except that transactions in the ordinary course of business must be submitted to the Committee for review at its next following meeting.

        Following its review, the Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Corporation and its shareholders, taking into consideration whether they are on terms no less favorable to the Corporation than those available with other parties and the related person's interest in the transaction. If a related party transaction is to be ongoing, the Corporate Governance Committee may establish guidelines for the Corporation's management to follow in its ongoing dealings with the related person.

Management Contracts

        There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation. The Corporation has entered into employment agreements with each of Michael B. Richings, President and Chief Executive Officer, Gregory G. Marlier, Chief Financial Officer, Frederick H. Earnest, Senior Vice President, Project Development and Howard M. Harlan, Vice President, Business Development, as set forth above under "Termination of Employment, Change in Responsibilities and Employment Contracts."

Shareholder Proposals

        Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e)(3) of Regulation 14A to that Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation's principal executive offices not less than 120 calendar days before the date of the Corporation's management information and proxy circular released to the Corporation's shareholders in connection with the previous year's annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year's meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be December 5, 2007.

Other Matters

        Management of the Corporation knows of no other matters, which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters' Rights of Appraisal

        No action is proposed herein for which the laws of the Yukon Territory, the Articles or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's Common Shares, to file reports of ownership and changes of ownership of such securities with the United States Securities and Exchange Commission. Based solely on a review of such reports, the Corporation believes that all filing requirements applicable to the Corporation's officers, directors and holders of more than 10% of the Corporation's Common Shares were complied with during the 2006 fiscal year.

Additional Information and Availability of Documents

        The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

  (a)
  the Corporation's latest Form 10-K or annual information form, together with any document, or the pertinent pages of any document, incorporated therein by reference;

  (b)
  the comparative financial statements of the Corporation for the Corporation's most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements of the Corporation subsequent to the financial statements for the Corporation's most recently completed financial year; and

  (c)
  the management information and proxy circular of the Corporation in respect of the most recent annual meeting of shareholders of the Corporation which involved the election of directors.

        Copies of the above documents will be provided, upon request, by the Secretary of the Corporation at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2, free of charge to shareholders of the Corporation. The Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document. Financial information relating to the Corporation is provided in the Corporation's comparative financial statements and management's discussion and analysis for its most recently completed financial year. Additional information relating to the Corporation is on the SEDAR database ("SEDAR") at www.sedar.com and on the EDGAR database at www.sec.gov/edgar.shtml.

Multiple Shareholders Sharing the Same Address

        Recent changes in the regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the 2007 Annual General Meeting, or the Corporation's Annual Report on Form 10-K for the year ended December 31, 2006, the shareholder may receive copies by contacting the President and Chief Executive Officer of the Corporation at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

        The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

        DATED at Littleton, Colorado, this 16th day of March, 2007.

BY ORDER OF THE BOARD OF DIRECTORS

MICHAEL B. RICHINGS President and Chief Executive Officer

Schedule "A"

VISTA GOLD CORP.

AUDIT COMMITTEE CHARTER

Purpose

        The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board"), appointed to assist the Board in monitoring (1) the Company's accounting and financial reporting processes, (2) the integrity of the financial statements of the Company, (3) compliance by the Company with legal and regulatory requirements, (4) the independent auditor's qualifications, independence and performance and (5) business practices and ethical standards of the Company. The Committee provides an open avenue of communication between management, the independent auditor and the Board.

        The Committee is responsible for the recommendation to shareholders for the appointment of the Company's independent auditor and for the compensation, retention and oversight of the work of the Company's independent auditor and for the oversight of the Company's accounting and financial reporting process. The Committee will also perform other activities consistent with this Charter, the Company's By-laws, securities regulations and governing laws as the Committee or the Board deems necessary and appropriate.

        The independent auditor of the Company is ultimately accountable to the Board and the Committee as representatives of the Company's shareholders.

        Nothing herein is intended to expand applicable standards of liability under US or Canadian law for directors of a corporation.

Organization

        The Committee shall be comprised of three or more directors appointed by the Board. Each shall be independent from management, free from any interest and any business or other relationship that, in the opinion of the Board, would or would reasonably be perceived to materially interfere with the director's ability to act with a view to the best interests of the Company (other than relationships and interests arising from shareholding). The independence of each member will be determined by the Board based on the requirements of all applicable laws and regulations with respect to audit committee independence, including independence requirements of the American Stock Exchange ("AMEX"), the US Sarbanes-Oxley Act of 2002 and regulations promulgated thereunder and Canadian Multilateral Instrument 52-110 "Audit Committees".

        The members of the Committee shall be elected annually by the Board at the first meeting of the Board following the annual general meeting. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee. The Board of Directors may remove the members of the Committee, with or without cause by a majority vote of the Board of Directors. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee.

        All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements. At least one member of the Committee shall be able to analyse and interpret a full set of financial statements, including the notes attached thereto, in accordance with Canadian generally accepted accounting principles and at least one member of the Committee shall qualify and be designated as the Audit Committee Financial Expert as determined in the judgment of the Board with reference to applicable law and AMEX rules.

Meetings

        The Committee shall meet four times annually, on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of management and the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its job to foster open communications, the Committee shall meet in separate sessions, as frequently as deemed necessary, with management and the Company's independent auditors to discuss any matters that the Committee, or either of these groups believes should be discussed privately. The Committee shall submit the minutes of all meetings of the Committee to, and, when requested, discuss the matters discussed at each Committee meeting with the Board.

Authority, Responsibilities and Duties

        The Committee shall have the authority and responsibility to select, evaluate, retain and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement terms and fees and all non-audit engagements with the independent auditors.

        The Committee shall have the authority and funding to retain independent legal, accounting and other consultants to advise the Committee. The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisers employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        Without limiting the generality of the foregoing, to fulfill its responsibilities and duties, the Committee shall:

  Financial Statement and Disclosure Matters

1.
Review and discuss prior to public dissemination the annual audited and quarterly unaudited financial statements with management and the independent auditor, including major issues regarding accounting, disclosure and auditing procedures and practices as well as the adequacy of internal controls that could materially affect the Company's financial statements.

2.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of auditing and accounting principles and practices, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

3.
Review and discuss reports from the independent auditor on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management.

4.
At, or shortly after, the end of each fiscal year, review with the independent auditor, the internal auditor, if any, and management, the audited financial statements and related opinion and costs of the audit that year.

5.
Review prior to their release any MD&A, earnings press releases, financial reports or other financial information submitted to any securities regulator, stock exchange or other authority, to the shareholders or the public, including any certification, report, prospectus, opinion or review rendered by the independent auditors. Provide the report of the Committee that must be included in the Company's annual proxy statement.

6.
Review the Company's compliance with any policies and reports received from regulators. Discuss with management and the independent auditor the effect on the Company's financial statements of significant regulatory and accounting initiatives.

7.
Review current accounting trends and developments with management and the independent auditor. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management or determined by the Committee.

8.
Monitor the risks that are germane to the Company and to the industry in which it operates including hedging, derivative trading, inventory valuation and environmental concerns.

9.
Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design and operation of disclosure controls and procedures and any fraud involving management or other employees who have a significant role in the Company's internal controls.

10.
Discuss at least annually with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61—Communication with Audit Committees.

11.
Based on discussions with the independent auditor concerning the audit, the auditors' independence, the financial statement review and such other matters as the Committee deems appropriate, recommend to the Board the inclusion of the audited financial statements in the Annual Report on Form 10-K.

  Independent Auditors

12.
Be responsible for the recommendation to shareholders for the appointment of the Company's independent auditor and for the compensation, retention and oversight of the work of the independent auditor employed by the Company. The independent auditor shall report directly to the Committee. If the appointment of the independent auditors is submitted for any ratification by shareholders, the Committee shall be responsible for making the recommendation of the independent auditors.

13.
Approve in advance any audit or permissible non-audit engagement or relationship between the Company or its subsidiaries and the independent auditors.

14.
On an annual basis, obtain from the independent auditors a formal written statement delineating all relationships between the auditors and the Company, and determine that they satisfy the requirements of the SEC Independence Standards Board Standard No. 1.

15.
On an annual basis, review and discuss with the independent auditors all significant relationships or services that may impact the auditors' independence and objectivity. Confirm that the lead audit partner for the Company's independent auditors has not performed audit services for the Company for more than five previous fiscal years, and otherwise ensure the rotation of the lead partner and other partners in accordance with SEC rules and securities laws.

16.
Review the qualifications and performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant, recognizing the auditor's ultimate accountability to the shareholders.

17.
Review and approve the Company's hiring policies regarding employees and former employees of the present and former independent auditors of the Company.

18.
Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the financial statements.

  Process Improvement

19.
Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information. Review with the independent auditor management's responses to such matters.

20.
Review and resolve any disagreement between management and the independent auditors in connection with the preparation of the financial statements.

21.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.
Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented.

  Legal Compliance

23.
Ensure that management has the proper review system in place so that the Company's financial statements, financial reports and other financial information satisfy all legal and regulatory requirements.

24.
Review the qualifications of the accounting and financial personnel.

25.
Review with the Company's counsel, management and the independent auditors any legal or regulatory matter, including reports or correspondence, that could have a material impact on the Company's financial statements or compliance policies.

  General

26.
Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors and internal audit function issues.

27.
Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, and retain independent counsel, accountants or other advisors to assist it in the conduct of any such investigation.

28.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

29.
Perform a review and evaluation, at least annually, of the performance of the Committee. In addition, review and reassess the adequacy of this Charter, at least annually.

Vista Gold Corp.	9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com
Security Class
Holder Account Number

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Form of Proxy - Annual General Meeting to be held on May 7, 2007

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.
Every registered shareholder has the right to appoint some other person who need not be a shareholder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are is printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.
This proxy should be signed in the exact manner as the name appears on the proxy.

4.
If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management or its agent to the shareholder.

5.
A registered shareholder may direct the manner in which his or her shares are voted or withheld from voting in accordance with the instructions of the registered shareholder, by marking the proxy accordingly. Where no choice is specified, or in the absence of certain instructions, the shares represented by this proxy will be voted FOR the resolutions.

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6.
The shares represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the registered shareholder, on any ballot that may be called for and, if the registered shareholder has specified a choice with respect to any matter to be acted on, the shares will be voted accordingly.

7.
This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.
This proxy should be read in conjunction with the accompanying documentation provided by Management.

Proxies submitted must be received by 4:30 pm, Eastern Time, on May 3, 2007.

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Appointment of Proxyholder

The undersigned ("Registered Shareholder") of Vista Gold Corp. (the "Company") hereby appoint(s): Michael B. Richings, or failing this person, Gregory G. Marlier,	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions or uncertain instructions have been given, as the proxyholder sees fit) and all other matters that may properly come before the annual general meeting of shareholders of Vista Gold Corp. to be held at offices of Borden Ladner Gervais LLP, 1200-200 Burrard Street, Vancouver, British Columbia on May 7, 2007 at 10:00 AM (Pacific Time) and at any adjournment or postponement thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1.    Election of Direcors
John M. Clark; W. Durand Eppler; C. Thomas Ogryzlo; Robert A. Quartermain; Michael B. Richings;

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	For	Withhold
	☐	☐

2. Appointment of Auditors
	For	Withhold
Appointment of PricewaterhouseCoopers LLP, as Auditors of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed and authorizing the Audit Committee of the Board of Director to fix their remuneration.	☐	☐

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Authorized Signature(s) — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions or uncertain instructions are indicated above, this Proxy will be voted for the resolutions.

Signature(s)

Date

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QuickLinks

VISTA GOLD CORP. NOTICE OF MEETING
TABLE OF CONTENTS
MANAGEMENT INFORMATION AND PROXY CIRCULAR
U.S. Summary Compensation Table
Canadian Summary Compensation Table
Option Grants During the Most Recently Completed Financial Year
Grants of Plan-Based Awards
Aggregated Option Exercises During the Most Recently Completed Financial Year and Financial Year-End Option Values
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Non-Executive Director Compensation
Schedule "A" VISTA GOLD CORP. AUDIT COMMITTEE CHARTER
Proxies submitted must be received by 4:30 pm, Eastern Time, on May 3, 2007.